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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2000


                          PANGEA PETROLEUM CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado

                 (State or Other Jurisdiction of Incorporation)

       000-30503                                         76-0635938
       ---------                                         ----------
 (Commission File Number)                      (IRS Employer Identification No.)


              6666 Harwin Drive, Suite 545, Houston, Texas    77036
             -------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)

                                 (713) 933-0374

              (Registrant's Telephone Number, Including Area Code)


                                 SEGWAY II CORP.
                             4400 ROUTE 9, 2ND FLOOR
                               FREEHOLD, NJ 07728

          (Former Name or Former Address, if Changed Since Last Report)



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Index to Exhibits

2.1 Stock Acquisition and Reorganization Agreement by and among Pangea Petroleum Corp and Segway II Corp. dated April 26, 2000.

3.1     Articles of Incorporation of Pangea Petroleum Corp. as amended.

3.2     By-Laws of Pangea Petroleum Corp.

17.1    Resignation Letter of Richard I. Anslow

27.1.   Financial Data Schedule.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Pangea Petroleum Corp.,
                                            a Colorado corporation

DATED:  April 28, 2000
                                            /s/ Charles B. Pollock
                                            -----------------------
                                            Charles B. Pollock
                                            Chief Executive Officer